UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-A12G


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b)OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          ANYTHING INTERNET CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


             COLORADO                                 84-1425882
   -----------------------------------     --------------------------------
    (State of incorporation or              (I.R.S. Employer Identification
         organization)                                  Number)


3020  NORTH  EL  PASO,  SUITE  103
COLORADO  SPRINGS,  CO                                  80907
--------------------------------------------         -----------
(Address  of  principal  executive  offices)         (Zip  Code)


If  this  form  relates  to  the            If  this  form  relates  to
Registration  of  a  class  of              the  registration  of  a  class  of
securities pursuant  to  Section            securities  pursuant  to  Section
12(b) of the Exchange Act and is            12(g)  of  the Exchange  Act and is
effective  pursuant  to  General            effective  pursuant  to  General
Instruction  A.(c),  check  the             Instruction  A.  (d),  check  the
following box. [ ]                          following  box.  [X]





Securities  Act  registration  statement file number to which this form relates:

                                    333-71785
                                  ------------

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE
                                      ----

        Securities to be registered pursuant to Section 12(g) of the Act:

                      COMMON STOCK, NO PAR VALUE PER SHARE
                     ---------------------------------------
                                (Title of Class)

ITEM  1.  DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED

     The description of the Common Stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-71785) as originally filed with the Securities and Exchange Commission on February 4, 1999, or as subsequently amended ("Registration Statement"), is hereby incorporated by reference in response to this item.

ITEM  2.  EXHIBITS

     The following exhibits are filed herewith or incorporated in response to this item.

Exhibit
Number    Description
--------  -----------

3.1 Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement)

3.2 Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registration Statement)

3.3 Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to the Registration Statement)

3.4 By-Laws of Registrant (incorporated by reference to Exhibit 3.4 to the Registration Statement)

4.1       Specimen  copy of stock  certificate  for Common  Stock,  no par value
          (incorporated   by  reference  to  Exhibit  4.1  to  the  Registration
          Statement)

99.1 The description of Registrant's Common Stock is set forth under the caption "Description of Securities" on pages 22 through 24 of the Registration Statement

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February  4,  1999

                              Anything  Internet  Corporation



                              By:  /s/  Robert  C.  Schick
                              --------------------------------------------------
                                        Robert  C.  Schick
                                        President,  Chief  Executive Officer and
                                        Director


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number    Description
--------  -----------

3.1 Articles of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement)

3.2 Amendment to Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registration Statement)

3.3 Certificate of Incorporation (incorporated by reference to Exhibit 3.3 to the Registration Statement)

3.4 By-Laws of Registrant (incorporated by reference to Exhibit 3.4 to the Registration Statement)

4.1       Specimen  copy of stock  certificate  for Common  Stock,  no par value
          (incorporated   by  reference  to  Exhibit  4.1  to  the  Registration
          Statement)

99.1 The description of Registrant's Common Stock is set forth under the caption "Description of Securities" on pages 22 through 24 of the Registration Statement